Exhibit 99.1

Genworth Financial Announces Results of Special Stockholders’ Meeting

Richmond, VA (March 7, 2017) – Genworth Financial, Inc. (NYSE: GNW) today announced that at its special meeting of stockholders held earlier today, stockholders adopted the previously announced merger agreement with China Oceanwide Holdings Group Co., Ltd. (“Oceanwide”), whereby Oceanwide will acquire Genworth through Asia Pacific Global Capital Co. Ltd., one of Oceanwide’s investment platforms. Approximately 96 percent of votes cast were voted in favor of the merger, which represents 71 percent of Genworth’s total outstanding shares of common stock as of the record date for the special meeting. As previously announced, Genworth and Oceanwide continue to expect the transaction to be completed by the middle of 2017, subject to closing conditions including receipt of required regulatory approvals.

“Genworth’s Board of Directors would like to thank its stockholders for their adoption of the merger agreement with Oceanwide, and for their support throughout Genworth’s extensive review of strategic alternatives,” said James S. Riepe, Genworth non-executive chairman of the board. “We continue to believe that this transaction is in the best interest of all Genworth stockholders and provides stockholders with the best value reasonably available for their interest in Genworth.”

President and CEO Tom McInerney added, “The receipt of stockholder approval at today’s special meeting is a critical step in the process towards completing the merger with Oceanwide. Both Genworth and Oceanwide have been working together on executing important next steps. We are especially focused on our work with applicable regulators in the U.S., China, and other international markets, whose approvals are needed to close this transaction by the middle of 2017.”

Mr. Lu Zhiqiang, chairman of Oceanwide, continued, “Oceanwide is pleased that Genworth stockholders approved the transaction, and continues to work diligently with Genworth to obtain all regulatory approvals and satisfy other necessary conditions to closing.”

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiaries, Genworth MI Canada Inc. and Genworth Mortgage Insurance Australia Limited, separately release financial and other information about their operations. This information can be found at http://genworth.ca and http://www.genworth.com.au.

About China Oceanwide

China Oceanwide is a privately held, family owned international financial holding group founded by Mr. Lu Zhiqiang. Headquartered in Beijing, China, China Oceanwide’s well-established and diversified businesses include operations in financial services, energy, culture and media, and real estate assets globally, including in the United States.

China Oceanwide is the controlling shareholder of the Shenzhen-listed Oceanwide Holdings Co., Ltd. and Minsheng Holdings Co. Ltd.; the Hong Kong-listed China Oceanwide Holdings Limited; the privately-held Minsheng Securities, Minsheng Trust, and Asia Pacific Property & Casualty Insurance; and it is the single largest shareholder of Australia-listed CuDECO Ltd. China Oceanwide also is a minority investor in Shanghai-listed China Minsheng Bank and Hong Kong-listed Legend Holdings. In the United States, China Oceanwide has real estate investments in New York, California, and Hawaii. Businesses controlled by China Oceanwide have more than 10,000 employees globally.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the ability of the parties to obtain regulatory approvals, or the possibility that they may delay the transaction or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals; (iii) the risk that a condition to closing of the transaction may not be satisfied; (iv) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (v) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (vi) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (vii) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (viii) continued availability of capital and financing to Genworth before the consummation of the transaction; (ix) further rating agency actions and downgrades in Genworth’s financial strength ratings; (x) changes in applicable laws or regulations; (xi) Genworth’s ability to recognize the anticipated benefits of the transaction; (xii) the amount of the costs, fees, expenses and other charges related to the transaction; (xiii) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xiv) the impact of changes in interest rates and political instability; and (xv) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2017. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Contact Information:

Investors:	investorinfo@genworth.com

Media:	Julie Westermann, 804 662.2423
julie.westermann@genworth.com

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